Exhibit 99.3

NGL ENERGY PARTNERS LP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

Introduction

The following represents the unaudited pro forma condensed consolidated balance sheet of NGL Energy Partners LP (“we”, “NGL” or “the Partnership”) as of September 30, 2012 and the unaudited pro forma condensed consolidated statements of operations for the year ended March 31, 2012 and for the six months ended September 30, 2012.

On November 2, 2012, we completed an acquisition of Pecos Gathering & Marketing, L.L.C. and its affiliated companies Transwest Leasing, LLC, Blackhawk Gathering, LLC, Midstream Operations, LLC, and Striker Oilfield Services, LLC (collectively, “Pecos”) pursuant to an Equity Purchase Agreement (the “Equity Purchase Agreement”) with Pecos and the owners of Pecos. We acquired all of the limited liability company membership interests of Pecos in exchange for approximately $134.6 million of cash, which included payments made to the selling owners and payments made to retire certain liabilities of Pecos.  The purchase price may be subject to further adjustment under the terms of the Equity Purchase Agreement, including with respect to refinements to the estimated value of the acquired working capital.

In connection with the closing of the acquisition of Pecos, we entered into a Call Agreement (the “Call Agreement”) with the former owners of Pecos (the “Call Parties”) pursuant to which the Call Parties agreed to purchase at least $45,000,000 (or at their option, up to $60,000,000) of common units of the Partnership in a private placement following the consummation of the Pecos acquisition. On November 13, 2012, the Call Parties purchased 1,834,414 common units of the Partnership for an aggregate call price of $45.0 million pursuant to the Call Agreement.

On November 1, 2012, we entered into a Facility Increase Agreement to increase the commitments under our revolving credit facility from $645 million to $695 million.

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2012 gives pro forma effect to the business combination with Pecos, the sale of common units pursuant to the Call Agreement, and the entry into the Facility Increase Agreement, as if such events had occurred on September 30, 2012.  The accompanying unaudited pro forma condensed consolidated statements of operations for the year ended March 31, 2012 and for the six months ended September 30, 2012 give pro forma effect to these events as if such events had occurred on April 1, 2011.

On June 19, 2012, we completed a business combination with High Sierra Energy, LP and High Sierra Energy GP, LLC (collectively, “High Sierra”).  High Sierra’s assets included water discharge, recycling, and disposal facilities, two crude oil terminals, a fleet of leased rail cars, and a fleet of trucks.  We paid $93.8 million of cash, net of cash acquired, and issued 18,018,468 common units to acquire High Sierra Energy, LP.  We also paid $97.4 million of cash to retire long-term debt of High Sierra Energy, LP and to settle certain other of High Sierra Energy, LP’s obligations.  Our general partner acquired High Sierra Energy GP, LLC by paying $50 million of cash and issuing equity.  Our general partner then contributed its ownership interests in High Sierra Energy GP, LLC to us, in return for which we paid our general partner $50 million of cash and issued 2,685,042 common units to our general partner.

On June 19, 2012, we entered into a new revolving credit agreement (the “Credit Agreement”) with a syndicate of banks.  Also on June 19, 2012, we entered into a Note Purchase Agreement whereby we issued $250 million of notes payable in a private placement (the “Senior Notes”).  We used the proceeds from the issuance of the Senior Notes and borrowings under the Credit Agreement to repay existing debt and to fund the acquisition of High Sierra.

The accompanying condensed consolidated statements of operations for the six months ended September 30, 2012 and the year ended March 31, 2012 give pro forma effect to our combination with High Sierra and our issuance of Senior Notes as if such events had occurred on April 1, 2011.

The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2012 also gives pro forma effect to the following business combinations that occurred during the year ended March 31, 2012, as if such business combinations had occurred on April 1, 2011:

•                  On October 3, 2011, we completed a business combination transaction with E. Osterman Propane, Inc., its affiliated companies and members of the Osterman family (collectively, “Osterman”), whereby we acquired retail propane operations in the northeastern United States.  We issued 4,000,000 common units and paid $94.9 million, net of cash acquired, in exchange for the assets and operations of Osterman. The agreement also contemplated a post-closing payment of $4.8 million for certain specified working capital items, which was paid in November 2012.

•                  On November 1, 2011, we completed a business combination transaction with SemStream, L.P. (“SemStream”), whereby we acquired SemStream’s wholesale natural gas liquids supply and marketing operations and its 12 natural gas liquids terminals.  We issued 8,932,031 common units and paid $91 million in exchange for the assets and operations of SemStream, including working capital.

•                  On January 3, 2012, we completed a business combination transaction with seven companies associated with Pacer Propane Holding, L.P. (collectively, ‘Pacer”), whereby we acquired retail propane operations, primarily in the western United States.  We issued 1,500,000 common units and paid $32.2 million in exchange for the assets and operations of Pacer, including working capital.  We also assumed $2.7 million of long-term debt in the form of non-compete agreements.

•                  On February 3, 2012, we completed a business combination transaction with North American Propane, Inc. (“North American”), whereby we acquired retail propane and distillate operations in the northeastern United States.  We paid $69.8 million in exchange for the assets and operations of North American, including working capital.

The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2012 also gives pro forma effect to our initial public offering in May 2011, as if the initial public offering had occurred on April 1, 2011.

Pro Forma Financial Statements

The unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and should be read in conjunction with the following:

•                  The audited historical financial statements of NGL Energy Partners LP included in our Annual Report on Form 10-K for the year ended March 31, 2012;

•                  The unaudited condensed consolidated financial statements of NGL Energy Partners LP included in our Quarterly Reports on Form 10-Q for the three months ended June 30, 2012 and September 30, 2012;

•                  The audited and unaudited historical financial statements of Pecos Gathering and Marketing, LLC, Transwest Leasing, LLC, Blackhawk Gathering, LLC, Midstream Operations, LLC, Toro Operating Company, Inc., and Striker Oilfield Services, LLC included in this Form 8-K/A;

•                  The audited and unaudited historical financial statements of High Sierra Energy GP, LLC included in our Current Report on Form 8-K/A filed on September 4, 2012;

•                  The audited and unaudited historical financial statements of Osterman included in our Form 8-K/A filed on December 19, 2011;

•                  The audited and unaudited historical financial statements of SemStream included in our Form 8-K/A filed on December 23, 2011;

•                  The audited historical financial statements of Pacer included in our Form 8-K/A filed on March 19, 2012;

•                  The audited historical financial statements of North American included in our Form 8-K/A filed on April 20, 2012; and

•                  The audited historical financial statements of Osterman, the unaudited historical financial statements of SemStream, and the unaudited historical financial statements of North American included in our Form 8-K filed on November 20, 2012.

The unaudited pro forma condensed consolidated financial statements include the following:

•                  The unaudited pro forma condensed consolidated balance sheet of NGL Energy Partners LP as of September 30, 2012 as if the combination transaction with Pecos, the Facility Increase Agreement, and the sale of common units pursuant to the Call Agreement occurred on September 30, 2012;

•                  The unaudited pro forma condensed consolidated statement of operations of NGL Energy Partners LP for the year ended March 31, 2012 as if the combination transactions with Osterman, SemStream, Pacer, North American, High Sierra, and Pecos, the related changes to our credit agreements, the sale of common units pursuant to the Call Agreement, and our initial public offering, had occurred on April 1, 2011; and,

•                  The unaudited pro forma condensed consolidated statement of operations of NGL Energy Partners LP for the six months ended September 30, 2012 as if the combination transactions with High Sierra and Pecos, the related changes to our credit agreements, and the sale of common units pursuant to the Call Agreement, had occurred on April 1, 2011.

The historical results of operations of High Sierra and Pecos included in the unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2012 represent the results of their operations for the year ended December 31, 2011.

The following unaudited pro forma condensed consolidated financial statements are based on certain assumptions and do not purport to be indicative of the results that actually would have been achieved if the events described above had occurred on the dates indicated.  Moreover, they do not project NGL’s results of operations for any future date or period.

The accompanying unaudited pro forma condensed consolidated statements of operations reflect depreciation and amortization estimates which are preliminary, as our identification of the assets and liabilities acquired, and the fair value determinations thereof, for the High Sierra, Pecos, Pacer, and North American business combinations have not been completed.  The fair value estimates reflected in the accompanying unaudited pro forma condensed consolidated statements of operations are based on the best estimates available at this time.  There is no guarantee that the preliminary fair value estimates, and consequently the unaudited pro forma condensed consolidated statements of operations, will not change.  To the extent that the final acquisition accounting results in an increased allocation of goodwill recorded, this amount would not be subject to amortization, but would be subject to annual impairment testing.  To the extent the final acquisition accounting results in a decrease to the preliminary computation of goodwill done for the purpose of preparing these unaudited pro forma statements of operations, the amount would be subject to depreciation or amortization, which would result in a decrease to the estimated pro forma income reflected in the accompanying unaudited pro forma condensed consolidated statements of operations.  We will complete the final acquisition accounting for the Pacer and North American combinations prior to filing our Form 10-Q for the quarter ended December 31, 2012.  We will complete the final acquisition accounting for the High Sierra combination prior to filing our Form 10-K for the year ended March 31, 2013.  We will complete the final acquisition accounting for the Pecos combination prior to filing our Form 10-Q for the quarter ended September 30, 2013.

NGL ENERGY PARTNERS LP

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2012

(U.S. Dollars in Thousands)

	Historical NGL	Historical Pecos	Pro Forma Adjustments		NGL Pro Forma
	September 30,	September 30,		Note	September 30,
	2012	2012	Pecos	2	2012
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$26,009	$7,750	$(5,525)	(a)	$28,234
Accounts receivable	385,494	83,433	(9,729)	(a)	459,198
Receivables from affiliates	3,238	360	(360)	(a)	3,238
Inventories	264,556	1,531	372	(a)	266,459
Prepaid expenses and other current assets	57,000	966	713	(a)	58,679
Total current assets	736,297	94,040	(14,529)	(a)	815,808

PROPERTY, PLANT AND EQUIPMENT, net	425,641	21,899	(348)	(a)	447,192
GOODWILL	515,881	—	56,887	(a)	572,768
INTANGIBLE ASSETS, net	345,942	—	38,754	(a)	384,696
OTHER NONCURRENT ASSETS	5,658	—	—		5,658
Total assets	$2,029,419	$115,939	$80,764		$2,226,122

LIABILITIES AND PARTNERS’ EQUITY
CURRENT LIABILITIES:
Trade accounts payable	$419,750	$54,098	$(3,447)	(a)	$470,401
Accrued expenses and other payables	68,724	4,681	(3,663)	(a)	69,742
Advance payments received from customers	74,814	—	—		74,814
Payables to affiliates	11,780	—	—		11,780
Current maturities of long-term debt	78,033	12,307	(9,582)	(a)	80,758
Total current liabilities	653,101	71,086	(16,692)		707,495

LONG-TERM DEBT, net of current maturities	569,903	8,168	89,096	(a)	667,167
OTHER NONCURRENT LIABILITIES	2,599	—	—		2,599

PARTNERS’ EQUITY:
General Partner	(51,052)	—	45	(a)	(51,007)
Limited Partners -
Common units	839,977	—	45,000	(a)	884,977
Subordinated units	11,784	—	—		11,784
Accumulated other comprehensive income	28	—	—		28
Noncontrolling interests	3,079	—	—		3,079
Total partners’ equity	803,816	—	45,045		848,861
Equity of combined businesses	—	36,685	(36,685)	(b)	—
Total liabilities and partners’ equity	$2,029,419	$115,939	$80,764		$2,226,122

See accompanying notes.

NGL ENERGY PARTNERS LP

Unaudited Pro Forma Condensed Consolidated

Statement of Operations

For the Year Ended March 31, 2012

(U.S. Dollars in Thousands, Except Unit and Per Unit Amounts)

(Page 1 of 3)

		Historical	Historical							Preliminary
	Historical	Osterman	SemStream							Pro Forma
	NGL	Six Months	Seven Months	Pro Forma Adjustments						NGL
	Year ended	Ended	Ended		Note		Note	Offering	Note	To Page 2
	March 31, 2012	Sept. 30, 2011	Oct. 31, 2011	Osterman	2	SemStream	2	Transaction	2	of 3
REVENUES:
Retail propane	$199,334	$32,625	$—	$—		$—		$—		$231,959
Natural gas liquids logistics	1,111,139	—	408,097	—		(25,340)	(h)	—		1,493,896
Crude oil logistics	—	—	—	—		—		—		—
Water services	—	—	—	—		—		—		—
Other	—	—	—	—		—		—		—
	1,310,473	32,625	408,097	—		(25,340)		—		1,725,855

COST OF SALES:
Retail propane	130,142	20,669	—	—		—		—		150,811
Natural gas liquids logistics	1,086,881	—	403,563	—		(25,340)	(h)	—		1,465,104
Crude oil logistics	—	—	—	—		—		—		—
Water services	—	—	—	—		—		—		—
	1,217,023	20,669	403,563	—		(25,340)		—		1,615,915

OPERATING COSTS AND EXPENSES:
Operating and general and administrative	63,309	12,313	9,862	(772)	(c)	(736)	(i)	—		83,976
Depreciation and amortization	15,111	1,701	2,213	1,793	(d)	1,106	(j)	—		21,924

Operating Income (Loss)	15,030	(2,058)	(7,541)	(1,021)		(370)		—		4,040

OTHER INCOME (EXPENSE):
Interest expense	(7,620)	(22)	(1,732)	(1,710)	(e)	(895)	(k)	476	(m)	(11,503)
Other, net	1,055	334	2,152	—		—		—		3,541

Income (Loss) from continuing operations before income taxes	8,465	(1,746)	(7,121)	(2,731)		(1,265)		476		(3,922)

INCOME TAX PROVISION (BENEFIT)	601	238	—	(238)	(f)	—		—		601

Income (loss) from continuing operations	7,864	(1,984)	(7,121)	(2,493)		(1,265)		476		(4,523)

LOSS (INCOME) FROM CONTINUING OPERATIONS ALLOCATED TO GENERAL PARTNER	(8)			4	(g)	8	(l)	—		4

LOSS (INCOME) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	12	—	—	—		—		—		12

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO PARENT EQUITY ALLOCATED TO LIMITED PARTNERS	$7,868	$(1,984)	$(7,121)	$(2,489)		$(1,257)		$476		$(4,507)

Basic and diluted earnings per unit from continuing operations (Note 3) -
Common	$0.32
Subordinated	$0.58

Weighted average units outstanding -
Common	15,169,983
Subordinated	5,175,384

See accompanying notes and continuation on Page 2 of 3.

1

NGL ENERGY PARTNERS LP

Unaudited Pro Forma Condensed Consolidated

Statement of Operations

For the Year Ended March 31, 2012

(U.S. Dollars in Thousands, Except Unit and Per Unit Amounts)

(Page 2 of 3)

	Preliminary	Historical	Historical					Preliminary
	Pro Forma	Pacer	North American					Pro Forma
	NGL	Nine Months	Nine Months	Pro Forma Adjustments				NGL
	From Page 1	Ended	Ended		Note		Note	To Page 3
	of 3	Dec. 31, 2011	Dec. 31, 2011	Pacer	2	North American	2	of 3
REVENUES:
Retail propane	$231,959	$26,487	$64,231	$—		$—		$322,677
Natural gas liquids logistics	1,493,896	—	—	—		—		1,493,896
Crude oil logistics	—	—	—	—		—		—
Water services	—	—	—	—		—		—
Other	—	—	—	—		—		—
	1,725,855	26,487	64,231	—		—		1,816,573

COST OF SALES:
Retail propane	150,811	17,452	46,557	—		—		214,820
Natural gas liquids logistics	1,465,104	—	—	—		—		1,465,104
Crude oil logistics	—	—	—	—		—		—
Water services	—	—	—	—		—		—
	1,615,915	17,452	46,557	—		—		1,679,924

OPERATING COSTS AND EXPENSES:
Operating and general and administrative	83,976	6,694	18,964	(850)	(n)	(1,588)	(q)	107,196
Depreciation and amortization	21,924	974	3,766	1,536	(o)	(422)	(r)	27,778

Operating Income (Loss)	4,040	1,367	(5,056)	(686)		2,010		1,675

OTHER INCOME (EXPENSE):
Interest expense	(11,503)	(99)	(3,921)	(753)	(p)	2,030	(s)	(14,246)
Other, net	3,541	57	(49)	—		—		3,549

Income (Loss) from continuing operations before income taxes	(3,922)	1,325	(9,026)	(1,439)		4,040		(9,022)

INCOME TAX PROVISION (BENEFIT)	601	—	(8,357)	—		8,357	(t)	601

Income (loss) from continuing operations	(4,523)	1,325	(669)	(1,439)		(4,317)		(9,623)

LOSS (INCOME) FROM CONTINUING OPERATIONS ALLOCATED TO GENERAL PARTNER	4			—		5	(u)	9

LOSS (INCOME) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	12	—	—	—		—		12

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO PARENT EQUITY ALLOCATED TO LIMITED PARTNERS	$(4,507)	$1,325	$(669)	$(1,439)		$(4,312)		$(9,602)

See accompanying notes and continuation on Page 3 of 3.

2

NGL ENERGY PARTNERS LP

Unaudited Pro Forma Condensed Consolidated

Statement of Operations

For the Year Ended March 31, 2012

(U.S. Dollars in Thousands, Except Unit and Per Unit Amounts)

(Page 3 of 3)

	Preliminary	Historical	Historical					NGL
	Pro Forma	High Sierra	Pecos					Pro Forma
	NGL	Year	Year	Pro Forma Adjustments				Year
	From	Ended	Ended		Note		Note	Ended
	Page 2 of 3	Dec. 31, 2011	Dec. 31, 2011	High Sierra	2	Pecos	2	March 31, 2012
REVENUES:
Retail propane	$322,677	$—	$—	$—		$—		$322,677
Natural gas liquids logistics	1,493,896	1,121,025	—	(18,184)	(v)	—		2,596,737
Crude oil logistics	—	1,804,365	497,941	1,553	(v)	127	(z)	2,303,986
Water services	—	57,033	—	366	(v)	—		57,399
Other	—	4,315	—	—		—		4,315
	1,816,573	2,986,738	497,941	(16,265)		127		5,285,114

COST OF SALES:
Retail propane	214,820	—	—	—		—		214,820
Natural gas liquids logistics	1,465,104	1,101,612	—	(18,184)	(v)	—		2,548,532
Crude oil logistics	—	1,748,820	471,703	1,553	(v)	127	(z)	2,222,203
Water services	—	5,578	—	366	(v)	—		5,944
	1,679,924	2,856,010	471,703	(16,265)		127		4,991,499

OPERATING COSTS AND EXPENSES:
Operating and general and administrative	107,196	70,656	10,493	310	(v)	—		188,655
Depreciation and amortization	27,778	21,066	2,101	2,274	(w)	4,727	(A)	57,946

Operating Income (Loss)	1,675	39,006	13,644	(2,584)		(4,727)		47,014

OTHER INCOME (EXPENSE):
Interest expense	(14,246)	(10,043)	(643)	(8,927)	(x)	(2,759)	(B)	(36,618)
Other, net	3,549	3,336	1	310	(v)	—		7,196

Income (Loss) from continuing operations before income taxes	(9,022)	32,299	13,002	(11,201)		(7,486)		17,592

INCOME TAX PROVISION (BENEFIT)	601	(903)	—	—		—		(302)

Income (loss) from continuing operations	(9,623)	33,202	13,002	(11,201)		(7,486)		17,894

LOSS (INCOME) FROM CONTINUING OPERATIONS ALLOCATED TO GENERAL PARTNER	9			(20)	(y)	(5)	(C)	(16)

LOSS (INCOME) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	12	(2,365)	—	—		—		(2,353)

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO PARENT EQUITY ALLOCATED TO LIMITED PARTNERS	$(9,602)	$30,837	$13,002	$(11,221)		$(7,491)		$15,525

Basic and diluted earnings per unit from continuing operations (Note 3) -
Common								$0.29
Subordinated								$0.29

Weighted average units outstanding -
Common								47,201,831
Subordinated								5,919,346

See accompanying notes.

3

NGL ENERGY PARTNERS LP

Unaudited Pro Forma Condensed Consolidated

Statement of Operations

For the Six Months Ended September 30, 2012

(U.S. Dollars in Thousands, Except Unit and Per Unit Amounts)

	Historical	High						NGL
	NGL	Sierra	Pecos					Pro Forma
	Six Months	Two Months	Six Months	Pro Forma Adjustments				Six Months
	Ended	Ended	Ended	High	Note		Note	Ended
	Sept. 30, 2012	May 31, 2012	Sept. 30, 2012	Sierra	2	Pecos	2	Sept. 30, 2012
REVENUES:
Retail propane	$116,211	$—	$—	$—		$—		$116,211
Natural gas liquids logistics	541,985	114,837	—	9,600	(D)	—		666,422
Crude oil logistics	784,538	419,703	455,485	(7,934)	(D)	(284)	(I)	1,651,508
Water services	17,751	15,038	—	(3,849)	(D)	—		28,940
Other	1,461	805	—	—		—		2,266
Total Revenues	1,461,946	550,383	455,485	(2,183)		(284)		2,465,347

COST OF SALES:
Retail propane	67,107	—	—	—		—		67,107
Natural gas liquids logistics	512,328	123,712	—	9,600	(D)	—		645,640
Crude oil logistics	770,570	403,755	421,930	(7,934)	(D)	(284)	(I)	1,588,037
Water services	2,670	1,149	—	(3,849)	(D)	—		(30)
Total Cost of Sales	1,352,675	528,616	421,930	(2,183)		(284)		2,300,754

OPERATING COSTS AND EXPENSES:
Operating and general and administrative	83,172	16,913	16,497	(4,728)	(E)	—		111,854
Depreciation and amortization	22,588	3,835	2,345	55	(F)	1,070	(J)	29,893
Operating Income (Loss)	3,511	1,019	14,713	4,673		(1,070)		22,846

OTHER INCOME (EXPENSE):
Interest expense	(12,492)	(2,178)	(615)	(712)	(G)	(1,086)	(K)	(17,083)
Loss on early extinguishment of debt	(5,769)	—	—	—		—		(5,769)
Other, net	658	150	9	—		—		817
Income (Loss) from continuing operations before income taxes	(14,092)	(1,009)	14,107	3,961		(2,156)		811

INCOME TAX PROVISION	536	829	—	—		—		1,365

Net Income (Loss) from continuing operations	(14,628)	(1,838)	14,107	3,961		(2,156)		(554)

Net (Income) Loss from continuing operations Allocated to General Partner	(789)			(2)	(H)	(12)	(L)	(803)

Net (Income) Loss from continuing operations Attributable to Noncontrolling Interests	51	(34)	—	—		—		17

Net Income (Loss) from continuing operations Attributable to Parent Equity Allocated to Limited Partners	$(15,366)	$(1,872)	$14,107	$3,959		$(2,168)		$(1,340)

Basic and Diluted Earnings (Loss) Per Common Unit	$(0.37)							$(0.03)

Basic and Diluted Earnings (Loss) per Subordinated Unit	$(0.38)							$(0.03)

Basic and Diluted Weighted average units outstanding:
Common	35,730,492							47,201,831
Subordinated	5,919,346							5,919,346

See accompanying notes.

NGL ENERGY PARTNERS LP

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1 — Basis of Presentation

See “— Introduction” for more information regarding the basis of presentation for our unaudited pro forma condensed consolidated financial statements.

Note 2 — Pro Forma Adjustments

Our unaudited pro forma condensed consolidated financial statements reflect the impact of the following pro forma adjustments:

Balance Sheet as of September 30, 2012

The historical condensed consolidated balance sheet of NGL as of September 30, 2012 includes the consolidation of Osterman, SemStream, Pacer, North American, and High Sierra and reflects the impact of the June 2012 credit facility refinancing and the June 2012 issuance of Senior Notes.

Pecos Combination

(a)                                 Represents the consideration paid in the combination and the preliminary acquisition accounting based on the following estimate of the fair values of the assets acquired and liabilities assumed (in thousands):

Cash	$2,180
Accounts receivable	73,704
Inventory	1,903
Other current assets	1,679
Property, plant and equipment:
Vehicles and related equipment (5 years)	19,193
Other (5 years)	2,358
Amortizable intangible assets:
Customer relationships (15 years)	37,754
Trade names (indefinite life)	1,000
Goodwill	56,887
Accounts payable	(50,651)
Accrued expenses	(1,018)
Notes payable	(10,365)
Total consideration paid	$134,624

The purchase price consists of the following (in thousands):

Cash paid, net of cash received pursuant to Call Agreement	$89,624
Value of common units issued pursuant to Call Agreement	45,000
Total consideration paid	$134,624

The pro forma adjustment includes the sale of common units pursuant to the Call Agreement and also includes net borrowings of $89.6 million under our credit facility to fund the acquisition.  The pro forma adjustment includes a contribution or $45,000 from our general partner to maintain its 0.1% interest in the Partnership.

We did not acquire Toro Operating Company, Inc., (“Toro”) although Toro is included in the combined balance sheet of Pecos as of September 30, 2012.  The assets, liabilities, and operations of Toro were not material to the combined financial statements of Pecos.

NGL ENERGY PARTNERS LP

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements - Continued

(b)                                 Reflects the elimination of the historical net equity of Pecos as of September 30, 2012.

Statement of Operations for the Year Ended March 31, 2012

Osterman Combination Transaction Adjustments

(c)                                  Reflects the elimination of expenses incurred directly in connection with our combination with Osterman.

(d)                                 Reflects the increase in historical depreciation and amortization expense of the Osterman long-lived assets based on the fair value of the assets contributed in the Osterman combination.  The fair value of depreciable property, plant and equipment and amortizable intangible assets acquired in the combination is summarized below (in thousands):

Depreciable property, plant and equipment:
Tanks and other retail propane equipment (15-20 years)	$47,160
Vehicles (5-20 years)	7,699
Buildings (30 years)	3,829
Other equipment (3-5 years)	732

Amortizable intangible assets:
Customer relationships (20 years)	54,500
Non-compete agreements (7 years)	700

(e)                                  Represents the additional interest expense resulting from the advances of $96.0 million from our acquisition facility to finance the Osterman combination at the interest rate in effect on LIBOR option borrowings at December 31, 2011 of 3.56%. A change in interest rate of 0.125% would result in a change of approximately $60,000 in pro forma interest expense for the year ended March 31, 2012.

(f)                                   Represents the elimination of the historical income tax provision for Osterman.

(g)                                  Represents the general partner’s 0.1% share of the losses of Osterman after the effect of the pro forma adjustments.

SemStream Combination Transaction Adjustments

(h)                                 Represents the elimination of sales between NGL and SemStream.

(i)                                     Reflects the elimination of expenses incurred directly in connection with our combination with SemStream.

(j)                                    Reflects the increase in historical depreciation and amortization expense of the SemStream long-lived assets based on the fair value of the assets contributed in the SemStream combination. The fair value of depreciable property, plant and equipment and amortizable intangible assets acquired in the combination is summarized below (in thousands):

Depreciable property, plant and equipment:
Tanks and terminals (20-30 years)	$41,434
Vehicles and rail cars (5 years)	470
Other (5 years)	3,326

Amortizable intangible assets:
Customer relationships (8-15 years)	31,950
Rail car leases (1-4 years)	1,008

(k)                                 Represents the additional interest expense from the advances from our acquisition and working capital

NGL ENERGY PARTNERS LP

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements - Continued

facilities (advances of $10.0 million and $83.0 million, respectively) to finance the SemStream combination at the interest rate in effect on LIBOR option borrowings at December 31, 2011 of 3.56% for acquisition facility borrowings and 3.31% for working capital facility borrowings for the estimated period in which advances would have been outstanding (five months for the working capital facility). A change in the interest rate of 0.125% would result in an increase in the pro forma adjustment for interest expense of approximately $33,000 for the year ended March 31, 2012.

(l)                                     Represents the general partner’s 0.1% share of the losses of SemStream after the effect of the pro forma adjustments.

Offering Transaction Adjustment

(m)                             Reflects the elimination of our historical interest expense on the amount borrowed under our acquisition credit facility to finance a previous business combination which was paid using the proceeds from our initial public offering.

Pacer Combination Transaction Adjustments

(n)                                 Reflects the elimination of expenses incurred directly by us and by Pacer in connection with our combination with Pacer.

(o)                                 Reflects the increase in historical depreciation and amortization expense of the Pacer long-lived assets based on the estimated fair value of the assets contributed in the Pacer combination.  The pro forma average annual depreciation and amortization rate based on the estimated fair value and useful lives of the long-lived assets is 7.98%. An increase in the estimated fair value of long-lived assets of $1 million would result in approximately $80,000 of additional pro forma depreciation and amortization expense for the year ended March 31, 2012.  The estimated fair value of depreciable property, plant and equipment and amortizable intangible assets acquired in the combination is summarized below (in thousands):

Depreciable property, plant and equipment:
Tanks and other retail propane equipment (15 years)	$11,200
Vehicles (5 years)	5,000
Buildings (30 years)	2,300
Other equipment (3-5 years)	200

Amortizable intangible assets:
Customer relationships (15 years)	21,980

(p)                                 Represents the additional interest expense resulting from the advances from our acquisition and working capital facilities (advances of $27.8 million and $4.4 million, respectively) to finance the Pacer combination at the actual interest rate in effect on LIBOR option borrowings at December 31, 2011 of 3.56% for acquisition facility borrowings and 3.31% for working capital facility borrowings for the estimated period in which the advances would have been outstanding (three months for the working capital facility). A change in the interest rate of 0.125% would result in a change of approximately $27,000 in pro forma interest expense. The pro forma adjustment also includes imputed interest expense on long-term debt in the form of non-compete agreements.

North American Combination Transaction Adjustments

(q)                                 Reflects the elimination of expenses incurred directly by us in connection with our combination with North American.

(r)                                    Reflects the decrease in historical depreciation and amortization expense of the North American long-lived assets based on the estimated fair value of the assets acquired in the North American combination. The pro forma average annual depreciation and amortization rate based on the estimated fair value and useful lives

NGL ENERGY PARTNERS LP

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements - Continued

of the long-lived assets is 9.17%.  An increase in the estimated fair value of long-lived assets of $1 million would result in approximately $92,000 of additional annual pro forma depreciation and amortization expense.  The estimated fair value of depreciable property, plant and equipment and amortizable intangible assets acquired in the combination is summarized below (in thousands):

Depreciable property, plant and equipment:
Tanks and other equipment (15 years)	$27,100
Vehicles (5 years)	9,000
Buildings (30 years)	2,200
Other equipment (3-5 years)	500

Amortizable intangible assets:
Customer relationships (15 years)	9,800

(s)                                   Represents the elimination of interest expense incurred by North American on its historical credit facilities, partially offset by additional interest expense resulting from the advances from our acquisition facility of $69.8 million to finance the North American combination at the interest rate in effect on LIBOR option borrowings at December 31, 2011 of 3.56%.  A change in the interest rate of 0.125% would result in a change of approximately $66,000 in pro forma interest expense.

(t)                                    Reflects the elimination of the historical income tax provision of North American.

(u)                                 Represents the general partner’s 0.1% share of the losses of North American after the effect of the pro forma adjustments.

High Sierra Combination Transaction Adjustments

(v)                                 Reflects a reclassification of gains/losses on commodity derivatives recorded by High Sierra from revenues to cost of sales and a reclassification of bad debt expense from other expense to general and administrative expense, to be consistent with NGL’s classification of these gains/losses.

(w)                               Reflects an increase in historical depreciation and amortization expense of the High Sierra long-lived assets based on the estimated fair value of the assets acquired in the business combination.  The pro forma average annual depreciation and amortization rate based on the estimated fair value and useful lives of the depreciable and amortizable long-lived assets is 7.8%.  An increase in the current estimated fair value of the depreciable and amortizable long-lived assets of $1 million would result in an increase of approximately $78,000 to pro forma depreciation and amortization expense for the year ended March 31, 2012.  The estimated fair value of depreciable property, plant and equipment and amortizable intangible assets acquired in the merger is summarized below (in thousands):

Depreciable property, plant and equipment:
Transportation vehicles and equipment (5 years)	$12,160
Facilities and equipment (20 years)	70,409
Buildings and improvements (20 years)	29,800
Software (5 years)	2,700
Amortizable intangible assets:
Customer relationships (15 years)	174,100
Lease contracts (1-6 years)	10,500

(x)                                 Reflects the addition of pro forma interest expense on Senior Notes issued to finance the $244.2 million of merger consideration that was paid in cash (exclusive of cash acquired), at a rate of 6.65%, net of the elimination of the historical interest expense of High Sierra (exclusive of letter of credit fees).  A change in the interest rate of 0.125% would result in a change of approximately $305,000 in pro forma interest expense.

NGL ENERGY PARTNERS LP

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements - Continued

(y)                                 Represents the general partner’s 0.1% share of the High Sierra income after the effect of the pro forma adjustments.

Pecos Combination Transaction Adjustments

(z)                                  Reflects a reclassification of losses on commodity derivatives recorded by Pecos from revenues to cost of sales, to be consistent with NGL’s classification of derivative gains/losses.

(A)                               Reflects the increase in depreciation and amortization expense of the Pecos long-lived assets based on the estimated fair value of the assets acquired in the business combination.  The pro forma average annual depreciation and amortization and amortization rate based on the estimated fair value and useful lives if the depreciable and amortizable long-lived assets is 11.5%.  An increase in the current estimated fair value of the depreciable and amortizable long-lived assets of $1 million would result in an increase of approximately $115,000 to pro forma depreciation and amortization expense for the year ended March 31, 2012.  The estimated fair value of depreciable property, plant and equipment and amortizable intangible assets acquired in the merger is summarized below (in thousands):

Property, plant and equipment:
Vehicles and related equipment (5 years)	$19,193
Other (5 years)	2,358

Amortizable intangible assets:
Customer relationships (15 years)	37,754

(B)                               Represents the additional interest expense resulting from the advances of $89.6 million from our acquisition facility to finance the Pecos combination at the interest rate in effect on LIBOR option borrowings at September 30, 2012 of 3.22%. A change in the interest rate of 0.125% would result in a change of approximately $112,000 in pro forma interest expense for the year ended March 31, 2012.

(C)                               Represents the general partner’s 0.1% share of the income of Pecos after the effect of the pro forma adjustments.

Statement of Operations for the Six Months Ended September 30, 2012

High Sierra Combination Transaction Adjustments

(D)                               Reflects a reclassification of gains/losses on commodity derivatives recorded by High Sierra from revenues to cost of sales, to be consistent with NGL’s classification of derivative gains/losses.

(E)                                Reflects the elimination of expenses incurred directly by us and by High Sierra in connection with our combination with High Sierra.

(F)                                 Reflects an increase in historical depreciation and amortization expense of the High Sierra long-lived assets based on the estimated fair value of the assets acquired in the business combination.  The pro forma average annual depreciation and amortization rate based on the estimated fair value and useful lives of the depreciable and amortizable long-lived assets is 7.8%.  An increase in the current estimated fair value of the depreciable and amortizable long-lived assets of $1 million would result in an increase of approximately $39,000 to pro forma depreciation and amortization expense for the six months ended September 30, 2012.  The estimated fair value of depreciable property, plant and equipment and amortizable intangible assets acquired in the merger is summarized below (in thousands):

NGL ENERGY PARTNERS LP

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements - Continued

Depreciable property, plant and equipment:
Transportation vehicles and equipment (5 years)	$12,160
Facilities and equipment (20 years)	70,409
Buildings and improvements (20 years)	29,800
Software (5 years)	2,700
Amortizable intangible assets:
Customer relationships (15 years)	174,100
Lease contracts (1-6 years)	10,500

(G)                               Reflects the addition of pro forma interest expense on Senior Notes issued to finance the $244.2 million of merger consideration that was paid in cash, at a rate of 6.65%, net of the elimination of the historical interest expense of High Sierra (exclusive of letter of credit fees).  A change in the interest rate of 0.125% would result in a change of approximately $51,000 in pro forma interest expense.

(H)                              Represents the general partner’s 0.1% share of the High Sierra income after the effect of the pro forma adjustments.

Pecos Combination Transaction Adjustments

(I)                                   Reflects a reclassification of gains on commodity derivatives recorded by Pecos from revenues to cost of sales, to be consistent with NGL’s classification of derivative gains/losses.

(J)                                   Reflects an increase in historical depreciation and amortization expense of the Pecos long-lived assets based on the estimated fair value of the assets acquired in the business combination.  The pro forma average annual depreciation and amortization rate based on the estimated fair value and useful lives of the depreciable and amortizable long-lived assets is 11.5%.  An increase in the current estimated fair value of the depreciable and amortizable long-lived assets of $1 million would result in an increase of approximately $58,000 to pro forma depreciation and amortization expense for the six months ended September 30, 2012.  The estimated fair value of depreciable property, plant and equipment and amortizable intangible assets acquired in the merger is summarized below (in thousands):

Property, plant and equipment:
Vehicles and related equipment (5 years)	$19,193
Other (5 years)	2,358

Amortizable intangible assets:
Customer relationships (15 years)	37,754

(K)                              Represents the additional interest expense resulting from advances of $89.6 million from our acquisition facility to finance the Pecos combination at the interest rate in effect on LIBOR option borrowings at September 30, 2012 of 3.22%. A change in the interest rate of 0.125% would result in a change of approximately $56,000 in pro forma interest expense for the six months ended September 30, 2012.

(L)                                Represents the general partner’s 0.1% share of the Pecos income after the effect of the pro forma adjustments.

Note 3 — Pro Forma Earnings Per Unit From Continuing Operations

Our income for financial statement presentation and partners’ capital purposes is allocated to our general partner and limited partners in accordance with their respective ownership interests, and in accordance with our partnership agreement after giving effect to priority income allocations for incentive distributions, if any, to our general partner, the holders of the incentive distribution rights pursuant to our partnership agreement, which are declared and paid following the close of each

NGL ENERGY PARTNERS LP

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements - Continued

quarter.  These incentive distributions could result in less income allocable to the common and subordinated unitholders.

For purposes of computing pro forma basic and diluted income per common and subordinated unit, we have assumed that no restrictions on distributions apply during the periods presented.  Any earnings in excess of distributions are allocated to our general partner and limited partners based on their respective ownership interests.

The pro forma earnings per unit have been computed based on earnings or losses allocated to the limited partners after deducting the total earnings allocated to the general partner.  The pro forma weighted-average units outstanding in the table below represent the number of units outstanding after the business combinations with High Sierra and Pecos, which includes units issued in the business combinations during the year ended March 31, 2012, and also includes 750,000 common units issued in a business combination in May 2012 and 516,978 units issued in a business combination during October 2012.  For the pro forma earnings per unit computation, we have assumed that all units outstanding after the Pecos merger were outstanding during the entire year ended March 31, 2012 and the six months ended September 30, 2012.  The subordinated limited partner units were issued in May 2011 in connection with our initial public offering. For the pro forma earnings per unit computation, we have assumed that the subordinated units were outstanding during the entire year ended March 31, 2012.  The pro forma basic and diluted earnings per unit are equal, as there were no dilutive units during the year ended March 31, 2012 or the six months ended September 30, 2012.

Earnings per unit are computed as follows (dollars in thousands, except unit and per unit information):

	Year Ended		Six Months Ended
	March 31, 2012		September 30, 2012
		Pro		Pro
	Historical	Forma	Historical	Forma

Net income from continuing operations attributable to parent equity	$7,876	$15,541	$(14,577)	$(537)

General partner share of income from continuing operations	8	16	789	803

Income from continuing operations allocated to limited partners	$7,868	$15,525	$(15,366)	$(1,340)
Common unitholders	$4,859	$13,795	$(13,112)	$(1,191)
Subordinated unitholders	$3,009	$1,730	$(2,254)	$(149)

Basic and diluted earnings per unit from continuing operations —
Common unitholders	$0.32	$0.29	$(0.37)	$(0.03)
Subordinated unitholders	$0.58	$0.29	$(0.38)	$(0.03)

Weighted average units outstanding —
Common	15,169,983	47,201,831	35,730,492	47,201,831
Subordinated	5,175,384	5,919,346	5,919,346	5,919,346

Note 4 — Long-Term Debt

Our historical and pro forma long-term debt as of September 30, 2012 are as follows (in thousands):

NGL ENERGY PARTNERS LP

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements - Continued

	Historical	Pro Forma
Working capital facility	$124,000	$124,000
Expansion capital facility	262,000	351,624
Senior Notes	250,000	250,000
Other	11,936	22,301
	$647,936	$747,925

Less - Current maturities	78,033	80,758
Long-term debt	$569,903	$667,167

Note 5 — Partners’ Equity

Outstanding general and limited partner units on a historical and pro forma basis at September 30, 2012 are as follows:

	Historical	Pro Forma
General partner notional units	50,821	53,174
Limited partner -
Common units	44,850,439	47,201,831
Subordinated units	5,919,346	5,919,346

Note 6 — Other Income

Other income of SemStream in the unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2012 includes the receipt of approximately $2 million of proceeds from a class-action litigation settlement. This non-recurring income is not excluded from pro forma income as it does not result directly from the SemStream combination.  We do not expect to realize similar income in the future.

Other income of High Sierra in the unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2012 includes a gain of $4.2 million related to the settlement of a contingency associated with a historical acquisition, which is partially offset by a loss of $2.2 million related to the settlement of a contingency associated with the sale of a business.  These non-recurring items are not excluded from pro forma income as they do not result directly from the High Sierra combination.